Leafly Announces Cost Reductions to Strengthen Financial Profile
2023 annual cash operating costs to be reduced by estimated $16 million to improve Adjusted EBITDA and cash position
Announces preliminary Q3 2022 financial results and guidance
SEATTLE--(BUSINESS WIRE)-- Today, Leafly (NASDAQ: LFLY), a leading online cannabis information resource and marketplace, announced a headcount reduction of 56 positions – or 21 percent of the company’s workforce through a combination of layoffs and attrition – to ensure its long-term health. The company expects a one-time cash restructuring charge for the layoffs of approximately $500,000 in Q4 of 2022.
In addition, the company has otherwise realigned its cost structure in response to changing market conditions, resulting in additional expected cost savings, for total expected annual cash savings of approximately $16 million beginning in 2023, primarily in headcount-related costs. These cost-cutting measures allow the company to prioritize growth opportunities, realign its expense structure, and preserve capital while strengthening its financial position.
“These reductions will help preserve our ability to respond to opportunities as this industry continues to mature and expand, and allow us to more effectively manage our capital,” said Yoko Miyashita, CEO of Leafly. “In addition to cutting costs, we have taken a close look at our structure to ensure we are prioritizing the most meaningful parts of the business. I have a great amount of gratitude for each and every one of our team members who have helped build Leafly into the world-class brand and platform it is today.”
The Company also announced that Sam Martin, Chief Operating Officer, is leaving effective December 31, 2022, after seven years with the company, to pursue the next chapter in his life and to spend more time with his family.
Preliminary Third Quarter 2022 Financial Results and Guidance
The company also issued the following preliminary Q3 2022 revenue results and Adjusted EBITDA guidance:
●Revenue is expected to be approximately $11.8 million, or approximately 8% year over year growth.
●Adjusted EBITDA loss is expected to be in the range of approximately $(6.0) million to $(5.0) million.
Leafly has not provided a quantitative reconciliation of forecasted GAAP net income (loss) to forecasted total Adjusted EBITDA within this communication because it is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence at this time. These items include, but are not limited to: depreciation and amortization expense from new assets; impairments of assets; changes in the valuation of any derivatives; the valuation of, and changes in, grants of equity-based compensation; gains or losses on modification or extinguishment of debt. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, many of which are outside of Leafly’s control. For more information regarding the non-GAAP financial measures discussed in this communication, please see “Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization (Adjusted EBITDA)” below.
Company to Announce Third Quarter 2022 Financial Results on November 10, 2022
Full third quarter 2022 financial results will be released after market close on November 10, 2022. The Company will also host a webcast at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss the Company’s financial results. The live and archived webcast will be available on the Investor Relations website, https://investor.leafly.com/
The live call may also be accessed via telephone at (844) 200-6205 toll-free domestically and at (929) 526-1599 internationally. Please reference conference ID: #029159.
About Leafly
Leafly helps millions of people discover cannabis each year. Our powerful tools help shoppers make informed purchasing decisions and empower cannabis businesses to attract and retain loyal customers through advertising and technology services. Learn more at Leafly.com or download the Leafly mobile app through Apple’s App Store or Google Play.
Cautionary Statement Regarding Forward Looking Statements
This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the services offered by Leafly and the markets in which Leafly operates, business strategies, performance metrics, industry environment, potential growth opportunities, and Leafly’s projected future results, financial outlook and expected charges and savings from cost-cutting measures. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “outlook,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions as of the date of this release and, as a result, are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements.
Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to Leafly’s inability to raise sufficient capital to execute its business plan; the size, demands and growth potential of the markets for Leafly’s products and services and Leafly’s ability to serve those markets; the impact of worldwide economic conditions, including the resulting effect on consumer spending at local businesses and the level of advertising spending by local businesses; the degree of market acceptance and adoption of Leafly’s products and services; and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K filed by Leafly with the SEC on March 31, 2022 and in the other documents filed by Leafly from time to time with the SEC.
These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Leafly assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Leafly does not give any assurance that it will achieve its expectations.
Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization (Adjusted EBITDA)
To provide investors with additional information regarding our financial results, we have provided guidance for Adjusted EBITDA, which is a non-GAAP financial measure that we calculate as net loss before interest, taxes, depreciation and amortization expense, and non-cash, unusual and/or infrequent costs. We provide guidance for Adjusted EBITDA because this metric is a key measure used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management.
Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows:
●although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
●Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and
●Adjusted EBITDA does not reflect interest or tax payments that may represent a reduction in cash available to us.

Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and our other GAAP results.

Media

Josh deBerge
josh.deberge@leafly.com
206-445-9387

Investors
Keenan Zopf
IR@leafly.com

Source: Leafly Holdings, Inc.